SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS EAFE® Equity Index Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

Thomas O’Brien, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2013.

Joseph LaPorta. Officer of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2013.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus.

Thomas O’Brien, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2013.

■	Portfolio Manager for the International Equity Index group in Chicago.

■	Prior to joining Northern Trust in November 2004, he was a Principal at State Street Global Advisors focusing on US index strategies.

■	BS, University of Rhode Island; MBA, Suffolk University.

Joseph LaPorta. Officer of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2013.

■	Portfolio Manager for the International Equity Index group in Chicago.

■
Prior to joining the Global Index Equity team in 2011, he was a member of the Global Opportunities and Leadership Development rotational program of Northern Trust making rotations through the Global Equity Index Team, Asset Allocation Strategy Research, and Short Duration Fixed Income.

■	BBA, University of Iowa.

Please Retain This Supplement for Future Reference

November 7, 2013
PROSTKR-313